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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                            DATED SEPTEMBER 18, 2002

FIXED ACCOUNT INVESTMENT OPTIONS

For contracts purchased on and after November 26, 2002: (a) purchase payments may not be allocated to the 1-year fixed account investment option and (b) transfers from the variable account investment options to the 1-year fixed account investment option will not be permitted.

                THE DATE OF THIS SUPPLEMENT IS NOVEMBER 26, 2002.

NY Venture III Supp 11/2002